UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 1, 2022

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1437 South Boulder Avenue, Suite 1400
Tulsa, OK 74119
(Address of principal executive offices and zip code)
(918) 742-5531
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
At the 2022 Annual Meeting of Stockholders of Helmerich & Payne, Inc. (the “Company”) held on March 1, 2022 (the “2022 Annual Meeting”), the Company’s stockholders approved the Helmerich & Payne, Inc. Amended & Restated 2020 Omnibus Incentive Plan (the “A&R 2020 Plan”). The A&R 2020 Plan is a stock and cash-based incentive plan and includes provisions by which the Company may grant executive officers, employees, consultants, and directors stock options, stock appreciation rights, restricted shares and restricted share units, share bonuses, other share-based awards, and cash awards. The A&R 2020 Plan is more fully described in the Company’s Definitive Proxy Statement (the "Proxy Statement") for its 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”). The full text of the A&R 2020 Plan was included as Appendix A to the Proxy Statement, which was filed with the Securities and Exchange Commission on January 18, 2022 and is incorporated herein by reference.
ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
At the 2022 Annual Meeting, the Company's stockholders voted on the following matters with final voting results described below.
1.    The individuals listed below were elected at the 2022 Annual Meeting to serve as Directors of the Company until the Company's Annual Meeting of Stockholders in 2023.

	For	Against	Abstain	Broker Non-Votes
Delaney M. Bellinger	83,875,290	2,564,071	66,521	8,375,021
Belgacem Chariag	85,634,226	785,670	85,986	8,375,021
Kevin G. Cramton	83,857,075	2,578,952	69,855	8,375,021
Randy A. Foutch	79,927,920	6,499,654	78,308	8,375,021
Hans Helmerich	85,090,113	1,345,169	70,600	8,375,021
John W. Lindsay	85,716,040	673,165	116,677	8,375,021
José R. Mas	83,776,383	2,653,129	76,370	8,375,021
Thomas A. Petrie	82,843,704	3,585,979	76,199	8,375,021
Donald F. Robillard, Jr.	83,647,378	2,785,479	73,025	8,375,021
Edward B. Rust Jr.	82,826,298	3,600,845	78,739	8,375,021
Mary M. VanDeWeghe	83,758,734	2,672,482	74,666	8,375,021
John D. Zeglis	82,825,255	3,608,997	71,630	8,375,021
2.    The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the Company's fiscal year ending September 30, 2022 was approved.

For	Against	Abstain	Broker Non-Votes
92,622,778	2,094,017	164,108	—

3.    The advisory vote on the compensation of the Company's executives named in the Proxy Statement for the 2022 Annual Meeting was approved.

For	Against	Abstain	Broker Non-Votes
70,447,779	15,519,205	538,898	8,375,021

4.    The proposal to approve the A&R 2020 Plan was approved.

For	Against	Abstain	Broker Non-Votes
81,438,409	4,569,325	498,148	8,375,021

ITEM 8.01    OTHER EVENTS

The Directors of the Company, at a Board of Directors meeting held on March 2, 2022, declared a quarterly cash dividend of $0.25 per share on the Company's common stock, payable on May 27, 2022, to stockholders of record at the close of business May 13, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ William H. Gault
Name:	William H. Gault
Title:	Corporate Secretary Date: March 2, 2022